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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): June 2, 1997


                              GENMAR HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       33-82650                                          41-1778106
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        100 SOUTH FIFTH STREET
              SUITE 2400
        MINNEAPOLIS, MINNESOTA                                      55402
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (612) 339-7900
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS06...:\50\47650\0007\174\RPT6057M.170
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Item 8.     Change in Fiscal Year.

            The Board of Directors of Genmar Holdings, Inc. (the "Registrant") has changed the Registrant's fiscal year so that it will commence on July 1, and end on June 30. The current fiscal year of the Registrant will end on June 30, 1997 and its next fiscal year will commence on July 1, 1997. The Registrant plans to file a report on Form 10-K covering the transition period, January 1, 1997 to June 30, 1997 (the closing date of the Registrant's 1997 fiscal year and the date before the commencement of the Registrant's 1998 fiscal year).














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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GENMAR HOLDINGS, INC.
                                    (Registrant)


                                    By: /s/ Roger R. Cloutier, II
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                                          Roger R. Cloutier, II
                                          Executive Vice President
                                          and Chief Financial Officer

Date:  June 10, 1997











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